                                                             EXHIBIT 99.8(q)(v)

                   AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                        Minnesota Life Insurance Company
                        Securian Financial Services, Inc.

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and Minnesota Life Insurance Company ("you") and Securian Financial Services, Inc., ("Distributor"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated as of May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is superceded and replaced in its entirety by the Schedule D attached hereto; and

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of October 1, 2006.


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IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

The Company:                               MINNESOTA LIFE INSURANCE COMPANY


                                           By:
                                              ----------------------------------
                                           Name: Robert J. Ehren
                                           Title: Vice President


The Distributor:                           SECURIAN FINANCIAL SERVICES, INC.


                                           By:
                                              ----------------------------------
                                           Name: George I. Connolly
                                           Title: President and Chief Executive
                                                  Officer


The Trust:                                 FRANKLIN TEMPLETON VARIABLE
                                           INSURANCE PRODUCTS TRUST


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


The Underwriter:                           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


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                                   SCHEDULE D
                          (AS AMENDED OCTOBER 1, 2006)

                            CONTRACTS OF THE COMPANY

             PRODUCT NAME             SEPARATE ACCOUNT NAME
            REGISTERED Y/N               REGISTERED Y/N
 #     1933 ACT #, STATE FORM ID           1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
01   MultiOption Flex/Single        Variable Annuity Account   CLASS 2 SHARES:
     Annuity                        Yes                        Franklin Small Cap Fund
     Yes                            811-4294                   Templeton Developing Markets Securities Fund
     2-97564                                                   Templeton Global Asset Allocation Fund
     84-9091

02   MultiOption Select Annuity     Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     33-80733                       811-4294                   Templeton Developing Markets Securities Fund
     MHC 92-9307                                               Templeton Global Asset Allocation Fund

03   MegAnnuity                     Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     33-12333                       811-4294                   Templeton Developing Markets Securities Fund
     87-9254                                                   Templeton Global Asset Allocation Fund

04   MultiOption Achiever Annuity   Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     333-79049                      811-4294                   Franklin Large Cap Growth Securities Fund
     99-70017                                                  Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund

05   MultiOption Classic Annuity    Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     333-79069                      811-4294                   Franklin Large Cap Growth Securities Fund
     99-70016                                                  Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund

06   MultiOption Advisor Annuity    Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     333-91784                      811-4294                   Franklin Large Cap Growth Securities Fund
     02-70067                                                  Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund

07   MultiOption Legend Annuity     Variable Annuity Account   CLASS 2 SHARES:
     Yes                            Yes                        Franklin Small Cap Fund
     333-136242                     811-4294                   Franklin Large Cap Growth Securities Fund
     06-70139                                                  Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund

08   TBA Variable Annuity -         Variable Annuity Account   CLASS 2 SHARES:
     June 2007                      Yes                        Franklin Small Cap Fund
     Not yet                        811-4294                   Franklin Large Cap Growth Securities Fund
     N/A                                                       Mutual Shares Securities Fund
     N/A                                                       Templeton Developing Markets Securities Fund

             PRODUCT NAME             SEPARATE ACCOUNT NAME
            REGISTERED Y/N               REGISTERED Y/N
 #     1933 ACT #, STATE FORM ID           1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
09   Variable Adjustable Life       Minnesota Life Variable    CLASS 2 SHARES:
     Yes                            Account                    Franklin Small Cap Fund
     33-3233                        Yes                        Franklin Large Cap Growth Securities Fund
     99-680                         811-4585                   Mutual Shares Securities Fund
                                                               Templeton Global Asset Allocation Fund
                                                               Templeton Developing Markets Securities Fund

10   Variable Adjustable Life       Minnesota Life Variable    CLASS 2 SHARES:
     Second Death                   Account                    Franklin Small Cap Fund
     Yes                            Yes                        Franklin Large Cap Growth Securities Fund
     33-64395                       811-4585                   Mutual Shares Securities Fund
     MHC 98-690                                                Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund

11   Variable Adjustable Life--     Minnesota Life Variable    CLASS 2 SHARES:
     Horizon                        Account                    Franklin Small Cap Fund
     Yes                            Yes                        Franklin Large Cap Growth Securities Fund
     333-96383                      811-4585                   Mutual Shares Securities Fund
     99-680                                                    Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund

12   Variable Adjustable Life       Minnesota Life Variable    CLASS 2 SHARES:
     Summit                         Life Account               Franklin Small Cap Fund
     Yes                            Yes                        Franklin Large Cap Growth Securities Fund
     333-109853                     811-4585                   Mutual Shares Securities Fund
     03-640                                                    Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund

13   Variable Adjustable Life       Minnesota Life Variable    CLASS 2 SHARES:
     Survivor                       Life Account               Franklin Small Cap Fund
     Yes                            Yes                        Franklin Large Cap Growth Securities Fund
     333-120704                     811-4585                   Mutual Shares Securities Fund
     04-690                                                    Templeton Developing Markets Securities Fund
                                                               Templeton Global Asset Allocation Fund


                                       D-2